UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2012

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Applied Plaza, Cleveland, Ohio 44115

(Address of Principal Executive Officers) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 22, 2012, the Executive Organization & Compensation Committee of the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”) approved the following:

1.	The Second Amendment to the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Plan (Restated Post-2004 Terms) (“SERP”) (attached as Exhibit 10.1). The Second Amendment narrows the benefits available to active SERP participants upon a change in control of Applied by (a) eliminating the provision of additional service credit, and (b) capping age credit to age 55. In addition, the Second Amendment adopts a double-trigger approach to change in control benefits for active participants. There are currently six active SERP participants. The description of the Second Amendment under this item is qualified in its entirety by reference to Exhibit 10.1 to this report.

2.	An Amendment to the Severance Agreement between Neil A. Schrimsher and Applied (attached as Exhibit 10.2). The Amendment modifies the timing of severance payments under the Severance Agreement in the event any payment is deemed to be deferred compensation under Section 409A of the Internal Revenue Code. The description of the Amendment under this item is qualified in its entirety by reference to Exhibit 10.2 to this report.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

An annual meeting of the shareholders of Applied was held on October 23, 2012. At that meeting, there were 42,006,028 shares of common stock entitled to vote. The shareholders voted on the matters submitted to the meeting as follows (as rounded):

1.	Election of four persons to be directors of Class I for a term of three years:

Name	Shares Voted For Election	Shares As To Which Voting Authority Withheld	Broker Non-Votes
Peter A. Dorsman	36,967,378	1,003,225	1,780,395
J. Michael Moore	36,529,654	1,440,949	1,780,395
Vincent K. Petrella	36,778,190	1,192,413	1,780,395
Dr. Jerry Sue Thornton	36,457,374	1,513,229	1,780,395

The terms of the Class II directors, including William G. Bares, L. Thomas Hiltz, Edith Kelly-Green and Dan P. Komnenovich, and Class III directors, including Thomas A. Commes, John F. Meier, Neil A. Schrimsher and Peter C. Wallace, continued after the meeting.

2.	A nonbinding advisory vote to approve the compensation of Applied’s named executive officers as described in Applied’s proxy statement dated September 7, 2012:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
36,557,130	1,260,029	153,444	1,780,395

3.	Ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as Applied’s independent auditors for the fiscal year ending June 30, 2013.

Shares Voted For Ratification	Shares Voted Against Ratification	Shares Abstained From Voting
34,969,246	4,679,226	102,526

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Second Amendment to the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Plan (Restated Post-2004 Terms)

10.2	Amendment to the Severance Agreement between Neil A. Schrimsher and Applied Industrial Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel &
Secretary

Date: October 26, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Plan (Restated Post-2004 Terms)

10.2	Amendment to the Severance Agreement between Neil A. Schrimsher and Applied Industrial Technologies, Inc.